Stock Based Compensation Plans	12 Months Ended
Dec. 31, 2016
Share-based Compensation [Abstract]
Stock Based Compensation Plans [Text Block]

Note 12 Stock Based Compensation Plans

We have long-term incentive award plans (Incentive Plans) that provide for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, incentive shares/performance units, restricted shares, restricted share units, other share-based awards and dollar-denominated awards to executives and, other than incentive stock options, to non-employee directors. Certain Incentive Plan awards may be paid in stock, cash or a combination of stock and cash. We typically grant a substantial portion of our stock-based compensation awards during the first quarter of each year.

Total compensation expense recognized related to all share-based payment arrangements was approximately $.2 billion during each of 2016, 2015 and 2014. The total tax benefit recognized related to compensation expense on all share-based payment arrangements was approximately $.1 billion during each of 2016, 2015 and 2014. At December 31, 2016, there was $.2 billion of unamortized share-based compensation expense related to nonvested equity compensation arrangements granted under the Incentive Plans. This unamortized cost is expected to be recognized as expense over a period of no longer than five years.

Nonqualified Stock Options

We did not grant any stock options in 2016, 2015 or 2014. Prior to 2014, options were granted at exercise prices not less than the market value of a share of common stock on the grant date. Generally, options become exercisable in installments after the grant date. No option can be exercised after 10 years from its grant date. Payment of the option exercise price may be in cash or by surrendering shares of common stock at market value on the exercise date. The exercise price may also be paid by using previously owned shares.

The following table represents the stock option activity for 2016.

Table 77: Stock Options - Rollforward (a)

			Weighted-
		Weighted-	Average
		Average	Remaining	Aggregate
Year ended December 31, 2016		Exercise	Contractual	Intrinsic
In millions except weighted-average data	Shares	Price	Life	Value
Outstanding, January 1	5	$55.50
Exercised	(2)	$56.43
Outstanding, December 31	3	$55.16	2.7 years	$181
Vested and exercisable, December 31	3	$55.16	2.7 years	$181
(a)		Cancelled stock options during 2016 were insignificant.

To determine stock-based compensation expense, the grant date fair value is applied to the options granted with a reduction for estimated forfeitures. We recognize compensation expense for stock options on a straight-line basis over the specified vesting period.

At December 31, 2015 and 2014, options for 5 million and 6 million shares of common stock were exercisable at a weighted-average price of $55.42 and $56.21, respectively. The total intrinsic value of options exercised was approximately $.1 billion during 2016, 2015 and 2014.

Cash received from option exercises under all Incentive Plans for 2016, 2015 and 2014 was approximately $.1 billion, $.1 billion and $.2 billion, respectively. The tax benefit realized from option exercises under all Incentive Plans was insignificant for 2016, 2015 and 2014.

Shares of common stock available during the next year for the granting of options and other awards under the Incentive Plans were approximately 39 million shares at December 31, 2016. Total shares of PNC common stock authorized for future issuance under all equity compensation plans totaled approximately 40 million shares at December 31, 2016.

During 2016, we issued approximately 2 million common shares from treasury stock in connection with stock option exercise activity. As with past exercise activity, we currently intend to utilize primarily treasury stock for any future stock option exercises.

Incentive/Performance Unit Awards and Restricted Share/Restricted Share Unit Awards

The fair value of nonvested incentive/performance unit awards and restricted share/restricted share unit awards is initially determined based on prices not less than the market value of our common stock on the date of grant with a reduction for estimated forfeitures. The value of certain incentive/performance unit awards is subsequently remeasured based on the achievement of one or more financial and other performance goals. Additionally, certain incentive/performance unit awards require subsequent adjustment to their current market value due to certain discretionary risk review triggers.

The weighted-average grant date fair value of incentive/performance unit awards and restricted share/restricted share unit awards granted in 2016, 2015 and 2014 was $78.37, $91.57 and $80.79 per share, respectively. The total intrinsic value of incentive/performance unit and restricted share/restricted share unit awards vested during 2016, 2015 and 2014 was approximately $.1 billion, $.2 billion and $.1 billion, respectively. We recognize compensation expense for such awards ratably over the corresponding vesting and/or performance periods for each type of program.

Table 78: Nonvested Incentive/Performance Unit Awards and Restricted Share/Restricted Share Unit Awards - Rollforward (a)

			Nonvested
			Restricted
	Nonvested	Weighted-	Share/	Weighted-
	Incentive/	Average	Restricted	Average
	Performance	Grant Date	Share	Grant Date
Shares in millions	Units Shares	Fair Value	Units	Fair Value
December 31, 2015	2	$79.27	3	$79.26
Granted (b)	1	$77.77	1	$78.71
Vested/Released (b)	(1)	$71.59	(1)	$65.53
December 31, 2016	2	$81.42	3	$83.27
(a) Forfeited awards during 2016 were insignificant.
(b)		Includes adjustments for achieving specific performance goals for Incentive/Performance Unit Share Awards granted in prior periods.

In Table 78, the units and related weighted-average grant date fair value of the incentive/performance unit share awards exclude the effect of dividends on the underlying shares, as those dividends will be paid in cash if and when the underlying shares are issued to the participants.

BlackRock Long-term Incentive Plans (LTIP)

BlackRock adopted the 2002 LTIP program to help attract and retain qualified professionals. At that time, we agreed to transfer up to four million shares of BlackRock common stock to fund a portion of the 2002 LTIP program and future LTIP programs approved by BlackRock’s Board of Directors.

In 2009, our obligation to deliver any remaining BlackRock common shares was replaced with an obligation to deliver shares of BlackRock’s Series C Preferred Stock held by us.

In 2016, we transferred .5 million shares of BlackRock Series C Preferred Stock to BlackRock in connection with our obligation. At December 31, 2016, we held approximately .8 million shares of BlackRock Series C Preferred Stock which were available to fund our obligations. See Note 23 Subsequent Events for information on our February 1, 2017 transfer of .5 million shares of the Series C Preferred Stock to BlackRock to satisfy a portion of our LTIP obligation.

We account for our BlackRock Series C Preferred Stock at fair value, which offsets the impact of marking-to-market the obligation to deliver these shares to BlackRock. See Note 6 Fair Value for additional information regarding the valuation of the BlackRock Series C Preferred Stock.